                                                                    EXHIBIT 10.1

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT

                     DATED AS OF [DATE OF MASTER AGREEMENT]

                                     BETWEEN
                          [NAME OF SWAP COUNTERPARTY],
                   A [JURISDICTION OF ORGANIZATION] [COMPANY]
                                   ("PARTY A")

                                       AND

                      FORD CREDIT AUTO OWNER TRUST 2006-X,
                           A DELAWARE STATUTORY TRUST
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS.

     (a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

          Section 5(a)(v),     Not applicable.
          Section 5(a)(vi),    Not applicable.
          Section 5(a)(vii),   Not applicable.
          Section 5(b)(iv),    Not applicable.

          in relation to Party B for the purpose of:

          Section 5(a)(v),     Not applicable.
          Section 5(a)(vi),    Not applicable.
          Section 5(a)(vii),   Not applicable.
          Section 5(b)(iv),    Not applicable.

     (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here: No change from Section 14.

     (c) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii), the "MISREPRESENTATION" provisions of Section 5(a)(iv) and the "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party B.

     (d) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will [not] apply to Party A and will not apply to Party B.

     (e) The "CROSS DEFAULT" PROVISIONS of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

     (f) For purposes of Section 6(b), only Party B may designate an Early Termination Date in respect of a "TAX EVENT" or "TAX EVENT UPON MERGER" of Sections 5(b)(ii) and 5(b)(iii), respectively.

     (g) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

     (h) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A or Party B.

     (i)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

          (i) Market Quotation will apply unless Party A is the Defaulting Party or the Affected Party and Party B has contracted to enter into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

          (ii) The Second Method will apply.

          (iii) Notwithstanding anything to the contrary set forth in the Agreement, if (1) Party B designates an Early Termination Date pursuant to Part 5(m) in respect of which any Transaction is a Terminated Transaction and (2) Party B enters into a replacement transaction with a third party on or before such Early Termination Date, then (x) the amount, if any, payable by Party B to Party A in respect of such Early Termination Date and such Transaction will not exceed the amount received by Party B from such third party in consideration of entering into such replacement transaction and (y) the amount, if any, payable by Party A to Party B in respect of such Early Termination Date and such Transaction will not be less than the amount payable by Party B to such third party in consideration of entering into such replacement transaction.

     (j)  "TERMINATION CURRENCY" means United States Dollars.

     (k) ADDITIONAL TERMINATION EVENT WILL APPLY. Each of the following will constitute an Additional Termination Event pursuant to Section 5(b)(v):

          (i) Any acceleration of the Notes pursuant to Section 5.2(a) of the Indenture (provided such acceleration has not been rescinded pursuant to Section 5.2(b) of the Indenture) and liquidation of the Indenture Trust Estate with Party B as the sole Affected Party;

          (ii) Any amendment or supplement to the Indenture or to the Sale and Servicing Agreement that would materially adversely affect any of Party A's rights or obligations under this Agreement or any Transaction that is made without the consent of Party A, which consent will not be unreasonably withheld; provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent, with Party B as the sole Affected Party; and

          (iii) Failure of Party A to comply with the requirements of paragraph
               (m) of Part 5, with Party A as the sole Affected Party.

PART 2. TAX REPRESENTATIONS.

     (a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
          Section 3(f), (ii) the satisfaction of the agreement contained in
          Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii), and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b)  PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f):

          (i)  Party A makes the following representations:

               [__________].

          (ii) Party B makes the following representations: It is a United States Person for U.S. federal income tax purposes and either (a) is a financial institution (within the meaning of Treasury Regulations section 1.1441-1(c)(5)) or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes.

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

     (a) For purposes of Section 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

 PARTY REQUIRED TO                                                      DATE BY WHICH TO BE
  DELIVER DOCUMENT              FORM/DOCUMENT/CERTIFICATE                    DELIVERED
 -----------------    --------------------------------------------   -------------------------
Party A and Party B   Any form or document that may be required or   On the date of this
                      reasonably requested in order to allow the     Agreement, and promptly
                      other party to make a payment under this       upon the earlier of (i)
                      Agreement without any deduction or             reasonable demand by the
                      withholding for or on account of any Tax or    other party and (ii)
                      with such deduction or withholding at a        learning that the form or
                      reduced rate.                                  document is required.

     (b)  Other documents to be delivered are:

 PARTY REQUIRED TO                                      DATE BY WHICH      COVERED BY SECTION
  DELIVER DOCUMENT       FORM/DOCUMENT/CERTIFICATE      TO BE DELIVERED   3(D) REPRESENTATION
 -----------------    ------------------------------   ----------------   -------------------
Party A               Annual audited financial         Promptly upon               No
                      statements prepared in           request of Party
                      accordance with generally        B.
                      accepted accounting principles
                      in the country in which the
                      party is organized

Party A and Party B   Certificate or other documents   At or promptly             Yes
                      evidencing the authority of      following the
                      the party entering into this     execution of
                      Agreement or a Confirmation,     this Agreement.
                      as the case may be, including
                      copies of any board
                      resolutions and appropriate
                      certificates of incumbency as
                      to the officers executing such
                      documents.

Party A and Party B   Opinions of counsel in form      At or promptly              No
                      and substance acceptable to      following the
                      the other party.                 execution of
                                                       this Agreement.

Party A               If Party B notifies Party A      Promptly upon               No
                      that the "significance           request of Party
                      percentage" as computed by       B.
                      Party B in accordance with
                      Regulation AB is or becomes
                      10% or greater, Party A will
                      provide to Party B the
                      financial data relating to
                      Party A required to be
                      disclosed by Party B in Party
                      B's reasonable judgment
                      pursuant to Item 1115 of
                      Regulation AB.

PART 4. MISCELLANEOUS

     (a)  ADDRESSES FOR NOTICES:

For the purpose of Section 12(a), notices will be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5, 6 and 7 will be delivered to the following address:

          (1) TO PARTY A:

                    [__________]
                    Attention: [_______________]
                    Telephone: [_______________]
                    Fax: [_____________________]

                    with a copy to:

                    [__________]
                    Attention: [_______________]
                    Telephone: [_______________]
                    Fax: [_____________________]

          (2) TO PARTY B:

                    U.S. Bank Trust, National Association,
                    as Owner Trustee for
                    Ford Credit Auto Owner Trust 2006-X
                    300 Delaware Avenue, Ninth Floor Wilmington,
                    Delaware 19801
                    Attn: Corporate Trust Administration
                    Telephone: [_______________]
                    Fax: [_____________________]

               with a copy to:

                    The Bank of New York,
                    as Indenture Trustee for
                    Ford Credit Auto Owner Trust 2006-X
                    101 Barclay Street
                    Floor 8 West
                    New York, New York 10286
                    Attn: Structured Finance Services -
                    Asset Backed Securities, Ford 2006-X
                    Telephone: [_______________]
                    Fax: [_____________________]

               and

                    Ford Motor Credit Company
                    One American Road, Suite 2411
                    Dearborn, Michigan 48126
                    Attention: Corporate Secretary
                    Telephone: (313) 323-1200
                    Fax: (313) 248-7613

               and

                    Ford Motor Credit Company
                    c/o Ford Motor Company WHQ
                    One American Road, Suite 801-C1
                    Dearborn, Michigan 48126
                    Attention: Securitization Operations Supervisor
                    Telephone: (313) 594-3495
                    Fax: (313) 390-4133

     (b)  PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not applicable.

          Party B appoints as its Process Agent: Not applicable.

     (c)  OFFICES. The provisions of Section 10(a) will apply.

     (d)  MULTIBRANCH PARTY. For the purpose of Section 10:

          (i)  Party A is not a Multibranch Party.

          (ii) Party B is not a Multibranch Party.

     (e)  CALCULATION AGENT. The Calculation Agent is Party B.

     (f)  CREDIT SUPPORT DOCUMENT.

          Party A: [Not] Applicable.

          Party B: Not Applicable.

     (g)  CREDIT SUPPORT PROVIDER.

          Party A: [Not] Applicable.

          Party B: Not Applicable.

     (h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     (i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will apply to all Transactions under this Agreement.

     (j)  "AFFILIATE" will have the meaning specified in Section 14.

     (k) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, its right to have a jury trial in respect to any proceedings related to this Agreement. Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver.

PART 5. OTHER PROVISIONS.

     (a) NON-RELIANCE. In connection with the negotiation of, the entering into, and the execution of this Master Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Master Agreement to which it is a party or that is required by this Master Agreement to deliver, each of Party A and Party B represents and agrees that:

          (i) it is not relying (for the purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation other than the representations expressly set forth in this Master Agreement, such Credit Support Document and in any Confirmation;

          (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Master Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation;

          (iii) it has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Master Agreement, such Credit Support Document, each Transaction and such other documentation and is capable of assuming and willing to, and will, assume (financially and otherwise) those risks;

          (iv) it is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000;

          (v) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business;

          (vi) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

          (vii) the other party to this Master Agreement, such Credit Support Document, each Transaction and such other documentation (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it, (b) has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Master Agreement, such Credit Support Document, each Transaction or such other documentation, and (c) has not committed to unwind the Transactions.

     (b)  TAX PROVISIONS.

          The definition of Tax Event, Section 5 (b)(ii), is hereby modified by adding the following provision at the end thereof:

               "provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation will not, in and of itself, give rise to a presumption that a Tax Event has occurred."

     (c) DEDUCTION OR WITHHOLDING FOR TAX. Party B will not be required to pay to Party A any amount relating to Indemnifiable Taxes pursuant to
          Section 2(d)(i)(4). However, if in the absence of this paragraph, Party B would otherwise be required to pay such amounts, Party A will have the right, but not the obligation, to transfer its rights and obligations under this Agreement to another of its Offices or Affiliates or third party such that no Indemnifiable Tax would be imposed, subject to the notice and consent provisions set forth in
          Section 6(b)(ii).

     (d) NO PETITION. Party A covenants and agrees that prior to the date that is one year and one day after the payment in full of (i) all of the Notes and any other securities issued by Party B and (ii) any other securities issued by a trust as to which Ford Credit Auto Receivables Two LLC is a depositor (or, if later, the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law), it will not institute against, or join with any other Person in instituting against, Party B or Ford Credit Auto Receivables Two LLC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under United States federal or state bankruptcy or similar law in connection with any obligations under this Agreement. The provisions of this paragraph will survive the termination of this Agreement.

     (e)  LIMITED RECOURSE; SUBORDINATION.

          (i) Notwithstanding anything to the contrary contained in this Agreement, the obligations of Party B under this Agreement and any Transaction hereunder are solely the obligations of Party B and will be payable solely to the extent of funds received by and available to Party B in accordance with the priority of payment provisions under the Indenture and on the Payment Dates specified therein. Party

               A acknowledges that Party B has pledged its assets constituting the Indenture Trust Estate to the Indenture Trustee. Upon exhaustion of the assets of Party B and the proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, Party A will not be entitled to take any further steps against Party B to recover any sums due but unpaid under this Agreement, all claims in respect of which will be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction against any holder of a beneficial interest, employee, officer or Affiliate of Party B and, except as specifically provided in this Agreement, no recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B based on or arising out of this Agreement against the Administrator (as defined in the Administration Agreement), Ford Credit Auto Receivables Two LLC or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate of such person; provided, however, that the foregoing will not relieve any such person or entity from any liability they might otherwise have as a result of their gross negligence or willful misconduct.

          (ii) The parties intend that Part 5(e)(i) of this Schedule constitute an enforceable subordination agreement under Section 510(a) of the Bankruptcy Code and will survive the termination of this Agreement.

     (f) PARTY B PLEDGE. Notwithstanding Section 7 to the contrary, Party A acknowledges that Party B will pledge its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture and agrees to such pledge. The Indenture Trustee will not be deemed to be a party to this Agreement, provided, however, the Indenture Trustee, acting on behalf of the holders of the Notes, will have the right to enforce this Agreement against Party A. Party A will be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein.

     (g) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, will be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof will continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

     (h) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of the telephone conversations of the trading and marketing personnel of the parties in connection with this Agreement and any potential or actual Transaction and (ii) agrees to obtain any necessary consent of, and to give notice of such recording to, its personnel.

     (i) CONSENT BY PARTY A TO AMENDMENTS TO CERTAIN DOCUMENTS. Before any amendment, modification or supplement is made to the Indenture or the Purchase Agreement or the Sale and Servicing Agreement that (i) would materially adversely affect any of Party A's rights or obligations under this Agreement or any Transaction or (ii) modify the obligations or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement or any Transaction in such a way that would materially adversely affect any of Party A's rights or obligations under this Agreement or any Transaction, Party B will provide Party A with a copy of the proposed amendment, modification or supplement and will obtain the consent of Party A prior to its adoption, which consent will not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent.

     (j) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party hereto arising outside of this Agreement (which Agreement includes the Master Agreement to which this Schedule is attached, this Schedule and the Confirmations hereto). This Part 5(j) will not affect the rights and obligations of the Parties pursuant to Section 2(c) (NETTING).

     (k) LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained in this Agreement to the contrary, this instrument (and any Confirmation pursuant to this instrument) has been or will be signed on behalf of Party B by U.S. Bank Trust, National Association not in its individual capacity but solely in its capacity as Owner Trustee of Party B and in no event will U.S. Bank Trust, National Association in its individual capacity or any beneficial owner of Party B have any liability for the representations, warranties, covenants, agreements or other obligations of Party B under this Agreement or under any such Confirmation, as to all of which recourse will be had solely to the assets of Party B. For all purposes of this Agreement and any Confirmation, in the performance of any duties or obligations of Party B hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement; provided, however, that the foregoing will not relieve the Owner Trustee from any liability it might otherwise have under the Trust Agreement as a result of its gross negligence or willful misconduct.

     (l) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and will be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" will be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this

          Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

          ADDITIONAL DEFINED TERMS. Capitalized terms used but not defined in this Agreement (including this Schedule) or any Confirmation are defined in the Sale and Servicing Agreement dated as of [ ] (including Appendix A to such Sale and Servicing Agreement), as amended, supplemented or otherwise modified, among Party B, Ford Motor Credit Company as Servicer and Ford Credit Auto Receivables Two LLC as Depositor.

     (m) COUNTERPARTY RATING WITHDRAWAL OR REDUCTION. In the event that (w) Party A's long- or short term unsecured and unsubordinated debt rating (or bank deposit rating) is withdrawn or reduced below "A-" or "A-1" by S&P (or if it has no short term unsecured debt rating by S&P, a long term unsecured debt rating of "A+") (x) either (i) Party A's long term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's and Party A does not have a short-term unsecured and unsubordinated debt rating of "P-1" or above or (ii) Party A's long or short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" or "P-1" by Moody's, (y) Party A's long term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by Fitch (such rating thresholds in clauses (w), (x), and (y), "Approved Rating Thresholds") or (z) any event set forth in clause (w), (x) or (y) occurs and is continuing and any Rating Agency gives notice to Party B, the Indenture Trustee or the Administrator that the credit support, if any, with respect to Party A is no longer deemed adequate to maintain the then-current rating on the Class A Notes, within 30 days of such rating withdrawal, downgrade or notification (unless each such Rating Agency has reconfirmed the rating of each Class of Notes which was in effect immediately prior to such withdrawal or downgrade or notification), Party A will (i) assign each Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B (which approval will not be unreasonably withheld) on terms substantially similar to this Schedule and the related Confirmation, (ii) obtain a guaranty, or a contingent agreement of, another person with Approved Rating Thresholds to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B (which approval will not be unreasonably withheld), (iii) post mark-to-market collateral, pursuant to a collateral support agreement acceptable to Party B, which will be sufficient to restore any downgrade or withdrawal in the ratings of each Class of Notes issued by Party B attributable to Party A's failure to comply with the Approved Rating Thresholds, or (iv) establish any other arrangement satisfactory to Party B and to the applicable Rating Agency, in each case, sufficient to satisfy the Rating Agency Confirmation. All costs and expenses in connection with effecting any arrangements pursuant to clauses (i), (ii), (iii) or
          (iv) will be for the account of Party A.

     (n) APPROVAL OF AMENDMENTS OR ASSIGNMENT. No amendments to this Agreement will be effected, nor may the rights and obligations of Party A be transferred or assigned, without the prior written confirmation of each Rating Agency that such amendment, transfer or assignment will not cause such Rating Agency to reduce or withdraw its then current rating on any of the Notes.

                                      * * *

EXECUTED:

FORD CREDIT AUTO OWNER TRUST            [NAME OF SWAP COUNTERPARTY]
2006-X

By: U.S. BANK TRUST,
    NATIONAL ASSOCIATION
    not in its individual capacity
    but solely as Owner Trustee


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
     --------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

Date:                                   Date:
     --------------------------------         ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Date:
                                              ----------------------------------

                                                                    [TRADE DATE]

To:   [NAME OF SWAP COUNTERPARTY]
      Contact:    [_________]
      Attention: [_________]
      Fax:  [___________]
      Telephone: [____________]

From: FORD CREDIT AUTO OWNER TRUST 2006-X
      c/o U.S. Bank Trust, National Association, as Owner Trustee
      300 Delaware Avenue, Ninth Floor
      Wilmington, Delaware 19801
      Attention: Corporate Trust Department
      Telephone: (302) 552-3200
      Facsimile: (302) 552-3129

      Re: Interest Rate Swap Reference No. [____]

Ladies and Gentlemen:

          The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between [NAME OF SWAP COUNTERPARTY] ("Party A") and Ford Credit Auto Owner Trust 2006-X ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Agreement specified below.

          The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" will be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

          1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of [DATE OF MASTER AGREEMENT], as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined are defined in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                  [NAME OF SWAP COUNTERPARTY].

Party B:                  Ford Credit Auto Owner Trust 2006-X.

Trade Date:               [TRADE DATE].

Effective Date:           [EFFECTIVE DATE].

Notional Amount:          For the first Calculation Period (from and including,
                          [__________] to but excluding, [__________]), the
                          Notional Amount of this Transaction for purposes of
                          calculating payments due by either party on the first
                          Payment Date will be $[__________]. With respect to
                          any subsequent Calculation Period up through and
                          including the Calculation Period ending on but
                          excluding [__________], the Notional Amount will be
                          the Note Balance for the Class A-2b Notes (after
                          giving effect to all amounts paid on the Payment Date
                          that is the first day of such Calculation Period) as
                          stated on the Servicer's monthly investor report
                          relating to such Payment Date (the "Actual Balance").
                          Party B will determine the Notional Amount and will
                          inform Party A of such determination by the twelfth
                          day of each calendar month using the aggregate
                          outstanding principal balance for the Class
                          [__________] Notes prior to giving effect to any
                          payments of principal of Class [__________] Notes on
                          the following Payment Date, as shown in the Servicer's
                          monthly investor report relating to such Payment Date.

Termination Date:         The earlier of [__________] and the date the aggregate
                          outstanding principal balance of the Class A-2b Notes
                          has been reduced to zero.

Fixed Amounts

   Fixed Rate Payer:      Party B.

   Fixed Rate Payer
   Payment Date:          The 15th day of each calendar month, subject to
                          adjustment in accordance with the Following Business
                          Day Convention.

   Period End Date:       The 15th day of each calendar month, with No
                          Adjustment. (This means that each Calculation Period
                          for the Fixed Amount will have 30 days, except for the
                          Initial Calculation Period, which will commence on
                          [__________] and end on [__________].)

   Fixed Rate:            [__________]%

   Fixed Rate Day
   Count Fraction:        30/360

Floating Amounts

   Floating Rate Payer:   Party A.

   Floating Rate Payer
   Payment Dates:         The 15th day of each calendar month, subject to
                          adjustment in accordance with the Following Business
                          Day Convention.

   Floating Rate for
   Initial Calculation
   Period:                To be determined (excluding spread)

   Spread:                Plus [__________]%

   Floating Rate
   Option:                USD-LIBOR-BBA.

   Designated Maturity:   One month.

   Floating Rate Day
   Count Fraction:        Actual/360.

   Reset Dates:           The first day of each Floating Rate Payer Calculation
                          Period.

   Business Days:         New York and Delaware.


3.  Account Details

Payments to Party A:      [__________]
                          ABA # [__________]
                          Acct # [__________]
                          Attn: [__________]

Payments to Party B:      The Bank of New York, in favor of Ford Credit Auto
                          Owner Trust 2006-X

                          The Bank of New York
                          ABA # 021000018

                          Acct # [__________]
                          Acct Name: [Ford 2006-X] Collection Account
                          Ref: Interest Rate Swap

Party A Operations
Contact:                  [Name of Swap Counterparty]
                          Attn: [______________]
                          Fax: [______________]

Party B Operations
Contact:                  Ford Credit Auto Owner Trust 2006-X
                          U.S. Bank Trust,
                          National Association, as Owner Trustee
                          300 Delaware Avenue, Ninth Floor
                          Wilmington, Delaware 19801
                          Attn: Corporate Trust Administration
                          Telephone: [(_____) - _____]
                          Fax: [(_____) - _____]

   with a copy to:--

                          The Bank of New York
                          as Indenture Trustee for
                          Ford Credit Auto Owner Trust 2006-X
                          101 Barclay Street
                          Floor 8 West
                          New York, New York 10286
                          Attn: Structured Finance Services -
                          Asset Backed Securities, Ford 2006-X
                          Telephone: [(_____) - _____]
                          Fax:  [(_____) - _____]; and

                          Ford Motor Credit Company
                          Ford Motor Company World Headquarters
                          Office of the General Counsel
                          One American Road
                          Suite 1034-A1
                          Dearborn, Michigan 48126
                          Attention: Secretary
                          Telephone: (313) 594-9876
                          Fax:(313)248-7613

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                        Best Regards,



                                        FORD CREDIT AUTO OWNER TRUST 2006-X

                                        By: U.S. BANK TRUST,
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity
                                            but solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAME OF SWAP COUNTERPARTY]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                     [SIGNATURE PAGE FOR SWAP CONFIRMATION]

Signature Page for
ISDA Schedule